Exhibit 99.2
SERVICE PROPERTIES TRUST
Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

On December 4, 2025, Service Properties Trust, or SVC, sold eight hotels with a total of 1,038 keys located in three states for a combined sales price of $57.0 million, excluding closing costs, or the Last Closing, pursuant to a previously disclosed agreement that SVC entered into to sell, in phases, 45 hotels with a total of 5,997 keys for a combined sales price of $432.0 million, excluding closing costs, or the 45 Hotel Sale Portfolio. As previously reported on November 24, 2025, SVC sold a combined 25 hotels in the 45 Hotel Sale Portfolio with a total of 3,255 keys for a combined sales price of $232.5 million, excluding closing costs. SVC remains under agreement to sell the remaining 12 hotels with a total of 1,704 keys for a combined sales price of $142.5 million, excluding closing costs. The closings of the hotels sold in the 45 Hotel Sale Portfolio as of December 4, 2025, are defined in these pro forma condensed consolidated financial statements as follows:

•Prior Closings:
◦12 hotels sold prior to September 30, 2025 with a total of 1,662 keys sold for a combined sales price of $116.5 million, excluding closing costs (previously reported on October 6, 2025).
•Subsequent Closings:
◦two hotels sold on October 15, 2025 with a total of 235 keys for a combined sales price of $10.0 million, excluding closing costs (previously reported on October 21, 2025).
◦one hotel sold on October 22, 2025 with a total of 152 keys for a sales price of $27.5 million, excluding closing costs (previously reported on October 28, 2025).
◦three hotels sold on October 29, 2025 with a total of 390 keys for a combined sales price of 29.0 million, excluding closing costs (previously reported on November 4, 2025).
◦four hotels sold on November 13, 2025 with a total of 459 keys for a combined sales price of $23.5 million, excluding closing costs (previously reported on November 18, 2025).
◦three hotels sold on November 19, 2025 with a total of 357 keys for a combined sales price of $26.0 million, excluding closing costs (previously reported on November 24, 2025).
•Last Closing:
◦eight hotels sold on December 4, 2025 with a total of 1,038 keys located in three states for a combined sales price of $57.0 million, excluding closing costs.

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2025 reflects SVC's financial position as if the sales of 21 hotels in the 45 Hotel Sale Portfolio sold from October 1, 2025 through December 4, 2025 were completed as of September 30, 2025. The following unaudited pro forma condensed consolidated statements of loss for the year ended December 31, 2024 and for the nine months ended September 30, 2025 reflect SVC's results of operations as if the 33 hotels in the 45 Hotel Sale Portfolio sold from January 1, 2025 through December 4, 2025 were completed on January 1, 2024. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with (i) SVC's unaudited condensed consolidated financial statements for the three and nine months ended September 30, 2025, and the notes thereto, included in SVC's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, or the SEC, on November 5, 2025, and (ii) SVC's consolidated financial statements for the year ended December 31, 2024, and the notes thereto, included in SVC's Annual Report on Form 10-K filed with the SEC on February 26, 2025.

These unaudited pro forma condensed consolidated financial statements are provided for informational purposes only and are not necessarily indicative of SVC's expected financial position or results of operations for any future period. Differences could result from numerous factors, including future changes in SVC's portfolio of investments, capital structure, property level operating expenses and revenues, including returns received from SVC’s hotels or rents expected to be received pursuant to SVC's existing leases or leases SVC may enter into, changes in interest rates and other reasons. Actual future results are likely to be different from amounts presented in these unaudited pro forma condensed consolidated financial statements and such differences may be significant.

SERVICE PROPERTIES TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
September 30, 2025
(dollars in thousands, except per share data)

		Transaction Accounting Adjustments
	Historical	Subsequent Closings	Last Closing	Pro Forma
	(A)	(B)	(C)
ASSETS
Real estate properties:
Land	$1,740,833	$—	$—	$1,740,833
Buildings, improvements and equipment	6,136,065	—	—	6,136,065
Total real estate properties, gross	7,876,898	—	—	7,876,898
Accumulated depreciation	(2,433,658)	—	—	(2,433,658)
Total real estate properties, net	5,443,240	—	—	5,443,240
Acquired real estate leases and other intangibles, net	98,688	—	—	98,688
Assets of properties held for sale	564,539	(116,200)	(63,680)	384,659
Cash and cash equivalents	417,415	112,520	55,290	585,225
Restricted cash	23,817	—	—	23,817
Equity method investment	113,134	—	—	113,134
Due from related persons	12,680	1,593	1,038	15,311
Other assets, net	306,811	—	—	306,811
Total assets	$6,980,324	$(2,087)	$(7,352)	$6,970,885

LIABILITIES AND SHAREHOLDERS’ EQUITY
Unsecured debt, net	$3,680,358	$—	$—	$3,680,358
Secured debt, net	2,087,710	—	—	2,087,710
Accounts payable and other liabilities	537,909	—	—	537,909
Due to related persons	20,236	—	—	20,236
Liabilities of properties held for sale	6,203	(111)	—	6,092
Total liabilities	6,332,416	(111)	—	6,332,305

Commitments and contingencies

Shareholders’ equity:
Common shares of beneficial interest, $.01 par value; 200,000,000 shares authorized; 168,090,224 shares issued and outstanding	1,681	—	—	1,681
Additional paid in capital	4,562,706	—	—	4,562,706
Cumulative other comprehensive income	2,054	—	—	2,054
Cumulative net income	1,993,435	(1,976)	(7,352)	1,984,107
Cumulative common distributions	(5,911,968)	—	—	(5,911,968)
Total shareholders’ equity	647,908	(1,976)	(7,352)	638,580
Total liabilities and shareholders’ equity	$6,980,324	$(2,087)	$(7,352)	$6,970,885
The accompanying notes are an integral part of these unaudited proforma condensed consolidated financial statements.

SERVICE PROPERTIES TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF LOSS
For the Year Ended December 31, 2024
(amounts in thousands, except per share data)

		Transaction Accounting Adjustments
	Historical	Prior Closings	Subsequent Closings	Last Closing		Pro Forma
	(A)	(B)	(C)
Revenues:
Hotel operating revenues	$1,496,705	$(47,036)	$(46,341)	$(33,604)	(D)	$1,369,724
Rental income	400,223	—	—	—		400,223
Total revenues	1,896,928	(47,036)	(46,341)	(33,604)		1,769,947

Expenses:
Hotel operating expenses	1,274,153	(41,071)	(39,139)	(26,685)	(D)	1,167,258
Net lease operating expenses	19,817	—	—	—		19,817
Depreciation and amortization	371,786	(9,297)	(9,879)	(4,674)	(D)	347,936
General and administrative	40,239	—	—	—		40,239
Transaction related costs	6,894	—	—	—		6,894
Loss on asset impairment, net	56,212	—	—	—		56,212
Total expenses	1,769,101	(50,368)	(49,018)	(31,359)		1,638,356

Gain (loss) on sale of real estate, net	6,269	—	(1,976)	(7,352)	(E)	(3,059)
Interest income	4,052	—	—	—		4,052
Interest expense	(383,792)	—	—	—		(383,792)
Loss on early extinguishment of debt, net	(16,181)	—	—	—		(16,181)
Loss before income tax expense and equity in losses of an investee	(261,825)	3,332	701	(9,597)		(267,389)
Income tax expense	(1,402)	—	—	—		(1,402)
Equity in losses of an investee	(12,299)	—	—	—		(12,299)
Net loss	$(275,526)	$3,332	$701	$(9,597)		$(281,090)

Weighted average common shares outstanding (basic and diluted)	165,338					165,338

Net loss per common share (basic and diluted)	$(1.67)					$(1.70)
The accompanying notes are an integral part of these unaudited proforma condensed consolidated financial statements.

SERVICE PROPERTIES TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF LOSS
For the Nine Months Ended September 30, 2025
(amounts in thousands, except per share data)

		Transaction Accounting Adjustments
	Historical	Prior Closings	Subsequent Closings	Last Closing	Pro Forma
	(A)	(B)	(C)	(D)
Revenues:
Hotel operating revenues	$1,116,944	$(34,080)	$(36,218)	$(24,316)	$1,022,330
Rental income	300,441	—	—	—	300,441
Total revenues	1,417,385	(34,080)	(36,218)	(24,316)	1,322,771

Expenses:
Hotel operating expenses	963,111	(30,748)	(30,246)	(19,659)	882,458
Net lease operating expenses	16,303	—	—	—	16,303
Depreciation and amortization	238,583	(2,371)	(2,563)	(1,238)	232,411
General and administrative	30,831	—	—	—	30,831
Transaction related costs	4,139	—	—	—	4,139
Loss on asset impairment	81,788	—	—	—	81,788
Total expenses	1,334,755	(33,119)	(32,809)	(20,897)	1,247,930

Gain on sale of real estate, net	25,846	—	—	—	25,846
Interest income	6,912	—	—	—	6,912
Interest expense	(311,972)	—	—	—	(311,972)
Loss on early extinguishment of debt, net	(529)	—	—	—	(529)
Loss before income tax expense and equity in losses of an investee	(197,113)	(961)	(3,409)	(3,419)	(204,902)
Income tax expense	(1,553)	—	—	—	(1,553)
Equity in losses of an investee	(2,873)	—	—	—	(2,873)
Net loss	$(201,539)	$(961)	$(3,409)	$(3,419)	$(209,328)

Weighted average common shares outstanding (basic and diluted)	165,816				165,816

Net loss per common share (basic and diluted)	$(1.22)				$(1.26)
The accompanying notes are an integral part of these unaudited proforma condensed consolidated financial statements.

SERVICE PROPERTIES TRUST
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(dollars in thousands)

Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet
(A)    Represents SVC’s historical condensed consolidated balance sheet as of September 30, 2025, which was derived from SVC’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025.
(B)    Represents the removal of the assets and liabilities associated with the sale of two hotels with a total of 235 keys for a combined sales price of $10.0 million, excluding closing costs, or the October 15 Closing, one hotel with a total of 152 keys for a sales price of $27.5 million, excluding closing costs, or the October 22 Closing, three hotels with a total of 390 keys for a combined sales price of $29.0 million, excluding closing costs, or the October 29 Closing, four hotels with a total of 459 keys for a combined sales price of $23.5 million, excluding closing costs, or the November 13 Closing, and three hotels with a total of 357 keys for a combined sales price of $26.0 million, excluding closing costs, or the November 19 Closing, of the 45 Hotel Sale Portfolio, as previously reported in SVC’s Current Reports on Form 8-K filed on October 21, 2025, October 28, 2025, November 4, 2025, November 18, 2025 and November 24, 2025, respectively. The October 15 Closing, October 22 Closing, October 29 Closing, November 13 Closing, and November 19 Closing are collectively referred to as the Subsequent Closings. As previously reported in its Current Report on Form 8-K filed on October 6, 2025, SVC also sold 12 hotels in the 45 Hotel Sale Portfolio with a total of 1,662 keys for a combined sales price of $116.5 million, excluding closing costs, prior to September 30, 2025, or the Prior Closings. The impact of the Prior Closings is reflected in SVC’s historical condensed consolidated balance sheet as of September 30, 2025, and, accordingly, no transaction accounting adjustments are required. The transaction accounting adjustments for the Subsequent Closings are as follows:

	October 15 Closing	October 22 Closing	October 29 Closing	November 13 Closing	November 19 Closing	Total for Subsequent Closings
Assets of properties held for sale	$19,170	$19,082	$20,844	$29,956	$27,148	$116,200
Working capital(1)	(235)	(152)	(390)	(459)	(357)	(1,593)
Liabilities of properties held for sale	—	—	—	—	(111)	(111)
Net book value	$18,935	$18,930	$20,454	$29,497	$26,680	$114,496

Gross sales price	$10,000	$27,500	$29,000	$23,500	$26,000	$116,000
Estimated closing costs(2)	(300)	(825)	(870)	(705)	(780)	(3,480)
Estimated net proceeds	9,700	26,675	28,130	22,795	25,220	112,520
Net book value	(18,935)	(18,930)	(20,454)	(29,497)	(26,680)	(114,496)
Cumulative net income adjustment	$(9,235)	$7,745	$7,676	$(6,702)	$(1,460)	$(1,976)
(1)    Represents working capital previously advanced to Sonesta International Hotels Corporation. Any remaining working capital for sold hotels will be returned to SVC.
(2)    Represents estimated closing costs including broker’s commissions, legal fees, transfer and recording fees and other customary closing costs directly attributable to the sale of the hotels.
(C)    Represents the removal of the assets and liabilities associated with eight hotels sold in the Last Closing of the 45 Hotel Sale Portfolio. The transaction accounting adjustments are as follows:

Assets of properties held for sale	$63,680
Working capital(1)	(1,038)
Net book value	$62,642

Gross sales price	$57,000
Estimated closing costs(2)	(1,710)
Estimated net proceeds	55,290
Net book value	(62,642)
Cumulative net income adjustment	$(7,352)
(1)    Represents working capital previously advanced to Sonesta International Hotels Corporation. Any remaining working capital for sold hotels will be returned to SVC.

(2)    Represents estimated closing costs including broker’s commissions, legal fees, transfer and recording fees and other customary closing costs directly attributable to the sale of the hotels.
Adjustments to Unaudited Pro Forma Condensed Consolidated Statements of Loss
Year Ended December 31, 2024
(A)    Represents SVC’s historical consolidated statement of loss for the year ended December 31, 2024, which was derived from SVC’s Annual Report on Form 10-K for the year ended December 31, 2024.
(B)    Represents the removal of the historical revenues and expenses for the year ended December 31, 2024, of 12 hotels sold in the Prior Closings of the 45 Hotel Sale Portfolio.
(C)    Represents the removal of the historical revenues and expenses for the year ended December 31, 2024, and the estimated gain or loss on the sales of 13 hotels sold in the Subsequent Closings of the 45 Hotel Sale Portfolio. The transaction accounting adjustments are as follows:

	October 15 Closing	October 22 Closing	October 29 Closing	November 13 Closing	November 19 Closing	Total for Subsequent Closings
Hotel operating revenues	$(5,964)	$(5,816)	$(12,115)	$(13,152)	$(9,294)	$(46,341)
Hotel operating expenses	(5,534)	(4,848)	(9,742)	(10,955)	(8,060)	(39,139)
Depreciation and amortization	(2,055)	(1,240)	(1,532)	(2,904)	(2,148)	(9,879)
Loss (gain) on sale of real estate, net	(9,235)	7,745	7,676	(6,702)	(1,460)	(1,976)
Net (loss) income	$(7,610)	$8,017	$6,835	$(5,995)	$(546)	$701
(D)    Represents the removal of the historical revenues and expenses for the year ended December 31, 2024, of eight hotels sold in the Last Closing of the 45 Hotel Sale Portfolio.
(E)    Represents the estimated loss on sale of eight hotels sold in the Last Closing of the 45 Hotel Sale Portfolio, calculated as the estimated net proceeds of $55,290 less the net book value of the assets of $62,642 both as described in Note C of the adjustments to the unaudited pro forma condensed consolidated balance sheet.
Nine Months Ended September 30, 2025
(A)    Represents SVC’s historical condensed consolidated statement of loss for the nine months ended September 30, 2025, which was derived from SVC’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025.
(B)    Represents the removal of the historical revenues and expenses for the nine months ended September 30, 2025, of 12 hotels sold in the Prior Closings of the 45 Hotel Sale Portfolio.
(C)    Represents the removal of the historical revenues and expenses for the nine months ended September 30, 2025, of 13 hotels sold in the Subsequent Closings of the 45 Hotel Sale Portfolio. The transaction accounting adjustments are as follows:

	October 15 Closing	October 22 Closing	October 29 Closing	November 13 Closing	November 19 Closing	Total for Subsequent Closings
Hotel operating revenues	$(4,236)	$(5,061)	$(9,770)	$(10,109)	$(7,042)	$(36,218)
Hotel operating expenses	(3,851)	(3,769)	(7,702)	(8,417)	(6,507)	(30,246)
Depreciation and amortization	(545)	(374)	(369)	(729)	(546)	(2,563)
Net income (loss)	$160	$(918)	$(1,699)	$(963)	$11	$(3,409)
(D)    Represents the removal of the historical revenues and expenses for the nine months ended September 30, 2025, of eight hotels sold in the Last Closing of the 45 Hotel Sale Portfolio.